AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (this “Amendment Agreement”) is made as of December 30, 2013 by and between HEALTHCARE CORPORATION OF AMERICA, a Delaware corporation formerly known as Selway Capital Acquisition Corporation (the “Company”), and NATASHA GIORDANO (the “Executive”).

WHEREAS, the Company and the Executive are parties to that certain Employment Agreement dated as of December 3, 2013(the “Employment Agreement”);

WHEREAS, the Company and the Executive wish to amend the Employment Agreement as provided herein;

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree to amend the Employment Agreement as set forth herein. Capitalized terms not defined herein shall have the meanings set forth in the Employment Agreement.

1.          Anticipated Financing. The definition of “Anticipated Financing” on Exhibit A to the Employment Agreement is hereby amended by deleting the phrase “$3.0 million” and replacing it with “$2.5 million”.

3.           Miscellaneous.

a.           Entire Agreement. This Amendment Agreement contains the entire understanding and agreement between the Parties (and, in the case of the Company, its Affiliates) concerning the subject matter hereof and supersedes all prior agreements, understandings, term sheets, discussions, negotiations and undertakings, whether written or oral, between them relating to such subject matter. Except as set forth in this Amendment Agreement, provisions of the Employment Agreement which are not inconsistent with this Amendment Agreement shall remain in full force and effect.

b.           Counterparts. This Amendment Agreement may be executed in counterparts.

c.           Severability. In the event that any provision or portion of this Amendment Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions or portions of this Amendment Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment Agreement as of the date first written above.

HEALTHCARE CORPORATION OF AMERICA

By:	/s/ Yoram Bibring
Name: Yoram Bibring
Title: Chief Financial Officer

/s/ Natasha Giordano
Name: NATASHA GIORDANO

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